ALPINE RISING DIVIDEND FUND
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED NOVEMBER 12, 2015
TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2015

The following language replaces the section of the Summary Prospectus titled “Management – Portfolio Managers”:

Portfolio Managers

Mr. Andrew Kohl, Portfolio Manager of the Adviser, and Mr. Mark T. Spellman, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since August 2010 and October 2015, respectively.

Please retain this Supplement for future reference.